UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 22, 2017

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)           June 22, 2017 — Annual Meeting

(b)           The shareholders elected eleven directors to serve until the annual meeting in 2018, or until their successors have been elected and qualified; approved executive compensation on an advisory basis; selected one year as the frequency for future advisory votes on executive compensation on an advisory basis; and ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for fiscal year 2017.  The shareholders defeated a shareholder proposal regarding a report assessing the environmental impacts of using unrecyclable packaging for private label brands; a shareholder proposal regarding a report assessing the climate benefits and feasibility of adopting enterprise wide, quantitative, time bound targets for increasing renewable energy sourcing; a shareholder proposal regarding a report providing quantitative metrics on supply chain impacts on deforestation, including progress on time bound goals for reducing such impacts; and a shareholder proposal recommending adoption of a policy and amendment of the bylaws as necessary to require the chair of the Board to be independent.  The final results are as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

Nora A. Aufreiter	709,186,521	9,315,681	1,477,580	98,676,114

Robert D. Beyer	688,310,896	29,809,026	1,859,860	98,676,114

Anne Gates	710,596,213	7,617,381	1,766,188	98,676,114

Susan J. Kropf	705,537,509	12,944,176	1,498,097	98,676,114

W. Rodney McMullen	666,397,617	47,187,962	6,394,203	98,676,114

Jorge P. Montoya	706,905,873	10,920,395	2,153,514	98,676,114

Clyde R. Moore	691,558,229	26,120,643	2,300,910	98,676,114

James A. Runde	705,233,986	12,816,873	1,928,923	98,676,114

Ronald L. Sargent	707,167,689	10,874,037	1,938,056	98,676,114

Bobby S. Shackouls	696,775,247	21,067,120	2,137,415	98,676,114

Mark S. Sutton	709,680,025	8,478,819	1,820,938	98,676,114

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Advisory vote approving executive compensation	667,610,536	49,543,218	2,826,028	98,676,114

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON VOTE
Advisory vote regarding frequency of future advisory votes on executive compensation	638,164,571	5,542,623	73,672,163	2,600,425	98,676,114

	FOR	AGAINST	ABSTAIN
Ratification of PricewaterhouseCoopers LLP as auditors for 2017	802,376,384	14,472,028	1,807,484

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Shareholder proposal (regarding a report assessing the environmental impacts of using unrecyclable packaging for private label brands)	168,279,514	534,286,039	17,414,229	98,676,114

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Shareholder proposal (regarding a report assessing the climate benefits and feasibility of adopting enterprise wide, quantitative, time bound targets for increasing renewable energy sourcing)	174,814,258	529,138,947	16,026,550	98,676,114

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Shareholder proposal (regarding a report providing quantitative metrics on supply chain impacts on deforestation, including progress on time bound goals for reducing such impacts)	160,777,257	542,764,963	16,437,562	98,676,114

	FOR	AGAINST	ABSTAIN	BROKER NON VOTE
Shareholder proposal (recommending adoption of a policy and amend the bylaws as necessary to require the Chair of the Board to be independent)	256,405,394	455,993,399	7,580,989	98,676,114

(d) Upon consideration of the results of the shareholder advisory vote on the frequency of future advisory votes on executive compensation, the Board of Directors determined to follow the shareholder recommendation of every “one year” for holding an advisory vote on executive compensation until the next required advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 23, 2017	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel